Exhibit 99
----------







                                 Monroe Bancorp
                              (Monroe Bancorp logo)



                          Quarterly Financial Statement
                               Third Quarter 2002

November 4, 2002

Dear Shareholders and Friends,

Your Company gained great momentum during the third quarter of this year. Net income for the quarter ended September 30, 2002 was $1,657,000 or $0.27 per common share, compared to $1,422,000 and $0.23 per common share for the same period in 2001, which translates to a 16.5 percent increase.

The Company's net income for the nine months ended September 30, 2002 was $4,719,000 or $0.77 per common share, compared to $4,373,000 and $0.71 per common share for the same period in 2001, an increase of 7.9 percent. Net interest income, after the provision for loan loss, for the first nine months of 2002 was $13,033,000 or 9.2 percent greater than the same period of 2001.

Increasingly important to our overall earnings growth are successful strategies to produce non-interest income. Your Company's total non-interest income grew
21.6 percent to $4,485,000 for the nine months ended September 30, 2002, excluding realized and unrealized security gains or losses, up from the $3,729,000 generated during the same period in 2001. Contributing to this increase were the following:

o    Revenue derived from the sale of fixed rate mortgages was up $321,000, or
     103.2 percent, for the first nine months of 2002 compared to the same period of 2001.

o Deposit-related fee income for the first nine months of 2002 totaled $1,928,000, a $388,000 or 25.2 percent increase over the same period of 2001.

o Commissions earned on the sale of investment products for the nine months ended September 30, 2002 were $606,000, a $103,000 or 20.5 percent increase over the same period of 2001.

Total assets for your Company as of September 30, 2002 were $529,005,000 compared to $477,474,000 at September 30, 2001, a 10.8 percent increase. Return on equity (ROE) for the nine months ended September 30, 2002 was 14.98 percent, compared to the ROE of 14.89 percent for nine months ended September 30, 2001.

Our concentration on core lending, deposit gathering and fee income activities along with preserving a strong commitment to our communities has helped insulate your Company from many of the pitfalls created by a slow national, state and local economy. We remain confident that focusing on the needs of our customers allows us to generate strong earnings growth, even in difficult times.

Customer Service
It is our aim to translate our dedication to our customers into a measurable, high standard of service. Every employee - from tellers and back-office processors to the highest level executives - is subject to being anonymously evaluated by our "mystery shoppers" - individuals who secretly rate the quality of service given by our employees while completing actual customer transactions. We have conducted 979 mystery shops among our 200-plus employees year to date. With our consistent rating system and continual feedback with employees, we are seeing great results. Our bank-wide average

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score was 92 percent for the nine months ended September 30, 2002, and a record high of 93 percent for the third quarter of 2002.

Community Commitment
Finally, I am most proud that these outstanding financial results have been achieved without faltering in our commitment to our communities. At a dinner event in September, we honored 70 employees who logged more than 7,050 volunteer hours from July 1, 2001 to June 30, 2002, helping 140 community organizations. Also in September, we closed the majority of our branches for a half-day to participate in our seventh annual Day of Caring. Joining with the local United Way and United Fund chapters in their Week of Caring, we sent more than 170 of our employees to various volunteer projects throughout our communities. With Monroe County projects organized on September 11 this year, the compounded significance of our endeavors was not lost on us, and it motivates us as we continue our volunteer efforts throughout the entire year.

I look forward to bringing you more good news in our 2002 Annual Report. Until then, on behalf of the directors, officers and staff of Monroe Bancorp and Monroe Bank, I thank you for your continued support.

Respectfully,

Mark D. Bradford
President and Chief Executive Officer



Forward Looking Statements
Special note: Statements in the letter from the President that relate to future results and events (including statements about future financial and operating performance) are based on the Company's current expectations. Actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties, including general economic and business conditions; changes in interest rates; loss of deposits and loan demand to other financial institutions; substantial changes in financial markets; changes in real estate values and real estate market; or regulatory changes. Additional discussion of these and other factors affecting the Company's business and prospects is contained in the Company's periodic filings with the Securities and Exchange Commission.










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

Monroe Bancorp
Third Quarterly Financial Statement

Financial Highlights as of September 30

($ in thousands, except per share data)
                                                                        Percent
                                           2002           2001          Change
--------------------------------------------------------------------------------

Operating results *
Interest income                         $ 22,495       $ 23,991          (6.2) %
Interest expense                           8,505         11,506         (26.1)
Net interest income                       13,990         12,485          12.1
Provision for loan losses                    957            545          75.6
Income taxes                               2,348          2,321           1.2
Net income                                 4,719          4,373           7.9

Per Share Data
Net income-basic and diluted *              0.77           0.71           8.5
Dividends *                                 0.36           0.33           9.1
Book value at quarter end                   7.13           6.56           8.7

September 30, Balances
Total assets                             529,005        477,474          10.8
Total deposits                           404,291        363,273          11.3
Net loans                                386,433        344,606          12.1
Shareholders' equity                      43,506         39,976           8.8

Selected Financial Ratios
Return on average assets                     1.22 %        1.30 %
Return on average equity                    14.98         14.89
Allowance for loan losses as a
     percentage of total loans               1.01          1.12


* Nine months ended September 30





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                                  Total Assets

       1998            1999            2000            2001            2002
     $351,937        $397,542        $434,125        $477,474        $529,005

                 Total Assets as of September 30 (in thousands)

Monroe Bancorp and Subsidiary
Consolidated Balance Sheet
September 30 (Unaudited)
($ in thousands, except per share data)


ASSETS                                                  2002            2001
                                                      ---------       ---------
Cash and non-interest
    bearing deposits ...........................      $  16,705       $  25,621
Held-to-maturity securities ....................         63,448          65,288
Available-for-sale securities ..................         37,560          18,171
Trading securities .............................          2,707           2,870
Loans, net of allowance for loan losses
   of $3,931 and $3,912 ........................        386,433         344,606
Bank premises and equipment ....................         11,923          10,990
FHLB stock .....................................          1,882           1,350
Accrued interest receivable ....................          1,912           3,497
Other assets ...................................          6,435           5,081
                                                      ---------       ---------
                  Total assets .................      $ 529,005       $ 477,474
                                                      =========       =========



LIABILITIES AND
  SHAREHOLDERS' EQUITY
Deposits .......................................      $ 404,291       $ 363,273
Repurchase agreements ..........................         39,274          32,321
Other borrowings ...............................         36,288          35,477
Accrued interest payable .......................            887           1,167
Other liabilities ..............................          4,759           5,260
                                                      ---------       ---------
                  Total liabilities ............        485,499         437,498
                                                      ---------       ---------

Shareholders' equity:
  Common stock, no par value
    18,000,000 shares authorized,
    6,150,240 shares issued and outstanding ....            137             137
  Additional paid-in capital ...................          3,365           2,782
  Retained earnings ............................         39,972          36,742
  Net unrealized gain (loss) on
    available-for-sale securities ..............            625             423
  Unearned ESOT shares .........................           (593)           (108)
                                                      ---------       ---------
                  Total shareholders' equity ...         43,506          39,976
                                                      ---------       ---------
                  Total liabilities and
                    shareholders' equity .......      $ 529,005       $ 477,474
                                                      =========       =========


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                                   Net Income

       1998            1999            2000            2001            2002
      $3,497          $3,535          $4,001          $4,373          $4,719

                Net Income for the Nine Months Ended September 30
                                 (in thousands)


Monroe Bancorp and Subsidiary
Consolidated Statement of Income
Nine Months Ended September 30 (Unaudited)
($ in thousands, except per share data)


                                                         2002            2001
                                                       --------        --------
Interest income ................................       $ 22,495        $ 23,991
Interest expense ...............................          8,505          11,506
                                                       --------        --------
     Net interest income .......................         13,990          12,485
Provision for loan losses ......................            957             545
                                                       --------        --------
     Net interest income after provision
        for loan losses ........................         13,033          11,940
Other operating income .........................          4,238           3,321
Other operating expenses .......................         10,204           8,567
                                                       --------        --------
      Income before income tax .................          7,067           6,694
Income tax provision ...........................          2,348           2,321
                                                       --------        --------
                   Net income ..................          4,719           4,373

Retained earnings --
  beginning of year ............................         37,449          34,392
Dividends ($.36 and $.33 per share in 2002
  and 2001, respectively) ......................         (2,196)         (2,023)
                                                       --------        --------
Retained earnings -- end of period .............       $ 39,972        $ 36,742
                                                       ========        ========

Basic and diluted net income per share .........       $   0.77        $   0.71
                                                       ========        ========






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

Monroe Bancorp Board of Directors
---------------------------------
David D. Baer, Chairman
Bradford J Bomba, Jr., M.D.
Mark D. Bradford, President and CEO
Steven R. Crider
Timothy D. Ellis
Joyce Claflin Harrell
Paul W. Mobley
Richard P. Rechter
Charles R. Royal, Jr.

Stock Transfer Agent and Registrar
----------------------------------
Please contact Monroe Bancorp's transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership, or other matters pertaining to your stock account.

Registrar and Transfer Company
------------------------------
10 Commerce Drive
Cranford, New Jersey  07016
(800) 368-5948
kbrotz@rtco.com

Investor Information
--------------------
Corporate Headquarters
----------------------
Monroe Bancorp
210 E. Kirkwood Avenue
Bloomington, IN  47408
(812) 336-0201

Stock Symbol
------------
NASDAQ:MROE

Investor Contact
----------------
Mark D. Bradford
President, CEO
210 E. Kirkwood Avenue
Bloomington, IN  47408
(812) 336-0201
bradford@monroebank.com

Current News and Information
----------------------------
For the most current news releases, visit our Web site at www.monroebank.com. The
Securities and Exchange Commission maintains a Web site that contains reports, proxy and information statements including our quarterly report on Form 10-Q. Their Web site address is www.sec.gov.

              Member FDIC
              monroebank.com

              Equal Housing Lender

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Banking Locations

Monroe County                                 Jackson County
---------------------                         ----------------------
Main Office *                                 1051 W. Spring Street*
210 E. Kirkwood Avenue                        Brownstown, IN  47220
Bloomington, IN  47408                        (812) 358-3171
(812) 336-0201
                                              Lawrence County
4616 W. Richland Plaza*                       ----------------------
Bloomington, IN  47404                        Stone City Mall*
(812) 876-6044                                3300 W. 16th Street
                                              Bedford, IN  47421
4191 W. Third Street*                         (812) 275-7800
Bloomington, IN  47403
(812) 331-3501                                Hendricks County
                                              ----------------------
1825 N. Kinser Pike*                          7517 Beechwood Centre Road
Bloomington, IN  47404                        Suite 300
(812) 331-3518                                Avon, IN  46123
                                              (317) 272-7820
306 E. Kirkwood Avenue
Bloomington, IN  47408                        65 Garner Road, Suite 400
(812) 331-3510                                Brownsburg, IN  46112
                                              (317) 858-2720
111 S. Lincoln Street
Bloomington, IN  47408                        2059 Hadley Road
(812) 331-3555                                Plainfield, IN  46168
                                              (317) 837-5201
2801 Buick-Cadillac Blvd*
Bloomington, IN  47401                        Additional ATM Locations
(812) 331-3507                                ----------------------------------

2490 S. Walnut Street*                        512 College Mall Road*
Bloomington, IN  47403                        Bloomington, IN
(812) 331-3514                                (Mr. D's ATM)

Retirement                                    2300 N. Walnut St.*
Community Locations                           Bloomington, IN
-------------------                           (McDonald's North ATM)
800 Bell Trace Circle
Bloomington, IN  47408                        1400 E. Third Street*
(812) 331-3575                                Bloomington, IN
                                              (Jordan Square ATM)
2455 Tamarack Trail*
Bloomington, IN 47408                         1789 E. Tenth Street*
(812) 353-7722                                Bloomington, IN
                                              (Crosstown II ATM)
3211 E. Moores Pike
Bloomington, IN  47401                        4681 W. Richland Plaza*
(812) 353-7720                                Bloomington, IN
                                              (Ellettsville IGA ATM)

                                              *Indicates 24-hour ATM location.

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